                                                                   Exhibit 10.17

                               FIFTH AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

     THIS FIFTH AMENDMENT TO SECURITIES PURCHASE AGREEMENT is dated as of the 11/th/ day of September 2002 (this "Amendment"), by and among OVERHILL FARMS, INC., a Nevada corporation (the "Company"), OVERHILL CORPORATION (formerly known as Polyphase Corporation), a Nevada corporation ("Parent"), OVERHILL L.C. VENTURES, INC., a California corporation ("Overhill Ventures" and, together with the Company and Parent, the "Company Parties"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership (the "Purchaser").

                                 R E C I T A L S

     A. The Company Parties and the Purchaser entered into that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by a Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000, and as further amended by a Second Amendment to Securities Purchase Agreement dated as of January 11, 2002, a Consent and Third Amendment dated as of January 31, 2002 (the "Third Amendment"), and a Fourth Amendment to Securities Purchase Agreement dated as of June 28, 2002 (as so amended, the "Securities Purchase Agreement").

     B. The Company has requested that the Purchaser agree to amend further all of the financial covenants set forth in Section 3.A of Annex A to the Securities Purchase Agreement on the terms provided for in Exhibit A attached hereto, effective on and as of June 30, 2002, and has advised the Purchaser that if the financial covenants are not so amended, an Event of Default would occur and be continuing under Sections 10.1(b)(ii)(w), (x) and (y) of the Securities Purchase Agreement, effective on and as of such date. The financial covenants currently set forth in Section 3.A of Annex A to the Securities Purchase Agreement are referred to herein as the "Existing Financial Covenants." Pursuant to Section 10.2 of the Securities Purchase Agreement, if any Event of Default under Section 10.1(b) of the Securities Purchase Agreement occurs and is continuing, the Purchaser may, by written notice to the Company, declare all amounts under the Note, and all other Obligations to Purchaser, to be due and payable, as well as exercise all other rights, remedies and powers provided for under the Securities Purchase Agreement, the other Investment Documents, Applicable Law or otherwise.

     C. The Purchaser is willing to amend further the Existing Financial Covenants, effective on and as of June 30, 2002, but only on the terms and subject to the conditions set forth herein.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendments to Section 1.1 (Definitions) of the Securities Purchase Agreement. Subject to the terms and conditions set forth in this Amendment, pursuant to Section 12.2 of the Securities Purchase Agreement, Section 1.1 of the Securities Purchase Agreement shall be amended as follows:

          (a) The following new definitions shall be added to Section 1.1 in alphanumerical order:

               "'Fifth Amendment' shall mean that certain Fifth Amendment to Securities Purchase Agreement dated as of September 11, 2002, among the parties."

               "'Fifth Amendment Effective Date' shall have the meaning set forth in the Fifth Amendment."

               "Fifth Amendment Restructuring Fee" shall mean the "Restructuring Fee" as defined in Section 3 of the Fifth Amendment.

               "'Fifth Amendment Warrant' shall mean that certain Warrant to Purchase 57.57 Shares of Common Stock dated as of September 11, 2002, issued by the Company to the Purchaser on the Fifth Amendment Effective Date."

               "'Fifth Amendment Warrant Shares' shall mean "Warrant Shares" as defined in the Fifth Amendment Warrant."

          (b) The following terms currently defined in Section 1.1 shall be amended to read in their entirety as follows, respectively:

               "'Intercreditor Agreement' shall mean that certain Intercreditor and Subordination Agreement dated as of November 24, 1999, between the Senior Lender and the Purchaser, and acknowledged by the Company, Parent and Overhill Ventures, as amended by a First Amendment dated as of August 23, 2000, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of January 11, 2002, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of January 31, 2002, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of June 28, 2002, as amended by a Second Amendment to and Consent under Intercreditor and Subordination Agreement dated as of September 11, 2002, and as further amended, supplemented or otherwise modified from time to time by the Senior Lender and the Purchaser."

               "Note" shall mean that certain Secured Senior Subordinated Note Due 2004 dated November 24, 1999, in the original principal amount of

          $28,000,000, as amended by an Amendment to Secured Senior Subordinated Note Due 2004 dated as of May 1, 2001, as further amended by a Second Amendment to Secured Senior Subordinated Note Due 2004 dated as of September 11, 2002, and as further amended, restated, supplemented, modified, renewed, refinanced or restructured from time to time.

               "'Senior Credit Agreement' shall mean that certain Loan and Security Agreement dated as of November 24, 1999, among the Company, Overhill Ventures and the Senior Lender, as amended by a First Amendment to Loan and Security Agreement dated as of August 23, 2000, as further amended by a Second Amendment to Loan and Security Agreement dated as of January 11, 2002, as further amended by a Third Amendment to Loan and Security Agreement dated as of June 28, 2002, as further amended by a Fourth Amendment to Loan and Security Agreement dated as of September 11, 2002, and as further amended, supplemented or otherwise modified from time to time, subject to the terms of the Intercreditor Agreement."

     2. Amendment to Section 3.A (Financial Covenants) of Annex A. Subject to the terms and conditions set forth in this Amendment, pursuant to Section 12.2 of the Securities Purchase Agreement, Section 3.A (Financial Covenants) of Annex A to the Securities Purchase Agreement shall be amended by deleting such Section in its entirety and replacing it with Section 3.A (Financial Covenants) set forth in Exhibit A attached hereto (the "Second Amended Financial Covenants"), effective as of June 30, 2002.

     3. Restructuring Fee. In partial consideration for the Purchaser's agreement to amend or modify the Securities Purchase Agreement as provided for herein, the Note as provided for in the Second Amendment to Note (as defined below) and the applicable provisions of the Warrant as provided for in the Equity Repurchase Option Agreement, the Company agrees to pay to the Purchaser a restructuring fee (the "Restructuring Fee") in the aggregate amount of $423,000. The Restructuring Fee shall be deemed fully earned on and as of the Fifth Amendment Effective Date and shall be due and payable in three (3) installments as follows:

          (a) $100,000 shall be due and payable on the Fifth Amendment Effective Date;

          (b) $100,000 shall be due and payable on December 1, 2002, provided that the Senior Availability under the Senior Credit Agreement on the immediately preceding Business Day is at least $131,000 (the "December Minimum Senior Availability Amount"), and, provided further, that if the Senior Availability is not at least equal to the December Minimum Senior Availability Amount on such immediately preceding Business Day, then such installment payment shall be due and payable on the Business Day immediately following the first Business Day thereafter on which the Senior Availability under the Senior Credit Agreement is at least equal to December Minimum Senior Availability Amount; and

          (c) $223,000 shall be due and payable on March 31, 2003, provided that the Senior Availability under the Senior Credit Agreement on the immediately preceding Business Day is at least $1,727,000 (the "March Minimum Senior Availability Amount"), and, provided further, that if the Senior Availability is not at least equal to the March Minimum Senior Availability Amount on such immediately preceding Business Day, then such installment payment shall be due and payable on the Business Day immediately following the first Business Day thereafter on which the Senior Availability under the Senior Credit Agreement is at least equal to the March Minimum Senior Availability Amount;

          Provided further, however, that (i) if the Maximum Amount under and as defined in the Senior Credit Agreement has been increased from $16,000,000 at any time after the Fifth Amendment Effective Date, then the December Minimum Senior Availability Amount and the March Minimum Senior Availability Amount shall each be increased by the amount of such increase to such Maximum Amount and (ii) notwithstanding the installment payment due dates described above, any portion of the Restructuring Fee that remains unpaid as of the date upon which all principal, interest and fees owing to Union Bank of California, N.A., as the Senior Lender, under the Senior Credit Agreement have been paid in full in cash shall be immediately paid in full in cash to the Purchaser. In addition, the Purchaser agrees that (A) if the Company treats any installment payment of the Restructuring Fee as an expense in the accounting period in which the payment is made, such payment shall be treated as an "add-back" in calculating EBITDA for purposes of Section 3.1A of Annex A of the Securities Purchase Agreement for such period, or (B) if the Company treats any such installment payment as a capital item in the accounting period in which the payment is made, the amortization of such payment shall be excluded as an interest expense in calculating the Fixed Charge Coverage Ratio for purposes of Section 3.2A of Annex A of the Securities Purchase Agreement for such period.

     4. Conditions Precedent. The effectiveness of the amendments set forth in Sections 1 and 2 above shall be subject to the satisfaction of each of the following conditions precedent (the date upon which the last of such conditions precedent to be satisfied shall be referred to herein as the "Fifth Amendment Effective Date"):

          (a) The Fifth Amendment Effective Date shall have occurred on or prior to September 11, 2002;

          (b)  The Purchaser shall have received an original Warrant to Purchase
57.57 Shares of Common Stock, in substantially the form of Exhibit B attached hereto (the "Fifth Amendment Warrant"), dated as of the Fifth Amendment Effective Date and duly executed by the Company;

          (c) The Purchaser shall have received a Second Amendment to Secured Senior Subordinated Note Due 2004, in substantially the form of Exhibit C attached hereto (the "Second Amendment to Note"), dated as of the Fifth Amendment Effective Date and duly executed by the Company and acknowledged and consented to by the Guarantors;

          (d) The Purchaser shall have received an Equity Repurchase Option Agreement, in substantially the form of Exhibit D attached hereto (the "Equity Repurchase

Option Agreement"), dated as of the Fifth Amendment Effective Date and duly executed by the Company and acknowledged by Parent and Overhill Ventures;

          (e) Levine Leichtman Capital Partners, Inc. ("LLCP, Inc.") shall have received a cash payment of $100,000 representing the first installment of the Restructuring Fee under Section 3(a) above;

          (f)  [Intentionally Omitted];

          (g) The Purchaser shall have received true, correct and complete copies of all third party consents, authorizations and approvals, in form and substance satisfactory to the Purchaser, necessary or required to be obtained in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the consent of the Senior Lender to this Amendment and the transactions contemplated hereby in the form of an amendment to and/or consent under the Intercreditor Agreement in form and substance satisfactory to the Purchaser;

          (h) The Purchaser shall have received true, correct and complete copies of all amendments and other documents entered into between the Company Parties (or any of them), on the one hand, and the Senior Lender, on the other, with respect to the matters addressed herein or such other matters as the Purchaser may request, all in form and substance reasonably satisfactory to the Purchaser;

          (i) The Purchaser shall have received true, correct and complete copies of resolutions duly adopted by the Board of Directors of each of the Company, Parent and Overhill Ventures, certified by the Secretary of the Company, Parent and Overhill Ventures, respectively, duly authorizing and approving this Amendment and the other Amendment Documents and the consummation of the transactions contemplated hereby; and

          (j) The Purchaser shall have received an Officers' Certificate, in form and substance satisfactory to the Purchaser, dated as of the Fifth Amendment Effective Date and duly executed by the President and Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that, among other things, (i) each of the representations and warranties of the Company contained in Section 5 is true and correct in all material respects as of the date hereof and will be true and correct on and as of the Fifth Amendment Effective Date, with the same effect as if made on and as of the Fifth Amendment Effective Date, and (ii) the Company has satisfied each of the conditions set forth in this Section 4.

     This Amendment, the Fifth Amendment Warrant, the Second Amendment to Note and the Equity Repurchase Option Agreement shall be collectively referred to herein as the "Amendment Documents."

     5. Representations and Warranties. In order to induce the Purchaser to agree to amend the Securities Purchase Agreement as set forth in Sections 1 and 2 above, the Company represents and warrants to the Purchaser that:

          (a) The Company Parties have each duly authorized, executed and delivered this Amendment and each other Amendment Document to which it is a party, and this Amendment each such other Amendment Document is the legal, valid and binding obligation of the parties thereto (other than the Purchaser), enforceable against each such party in accordance with its terms;

          (b) Each of the Company Parties has obtained all consents, authorizations and approvals from any Governmental Authority or other Person necessary or required to enter into, deliver and perform this Amendment and each other Amendment Document to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the written consent of the Senior Lender;

          (c) The execution, delivery and performance by the Company Parties of this Amendment and the other Amendment Documents, the issuance and delivery of the Fifth Amendment Warrant and the consummation of the other transactions contemplated hereby do not and will not violate, conflict with or result in the breach of any of the provisions of, or constitute (with or without notice or lapse of time or both) a default under, or result in the imposition of any Lien upon any of the assets or properties of the Company Parties or any of their Subsidiaries under, (x) the charter or bylaws of the Company Parties or any of their Subsidiaries, as in effect on the date hereof, respectively; (y) any lease, credit agreement, indenture, note, mortgage, instrument or other agreement to which the Company Parties or any of their Subsidiaries is a party or by which any of their properties or assets are bound and which is material to the businesses or operations of the Company Parties or any of their Subsidiaries, respectively; or (z) any Applicable Laws;

          (d) No Default or Event of Default has occurred and is continuing (or will result from the execution, delivery or performance of this Amendment or other Amendment Document or the transactions contemplated hereby or thereby); and

          (e) Attached as Exhibit E hereto is a true, correct and complete copy of the Company's revised financial projections for the periods reflected therein (the "Fifth Amendment Company Financial Projections"). The amended financial covenants set forth in Exhibit A hereto are based on the Fifth Amendment Company Financial Projections, and the assumptions underlying the Fifth Amendment Company Financial Projections are reasonable and appropriate.

     6. Delivery of Legal Opinion. On or before the close of business on September 12, 2002, the Company shall cause Kummer Kaempfer Bonner & Renshaw, Nevada counsel to the Company (or such other Nevada counsel reasonably acceptable to the Purchaser), to deliver to the Purchaser an opinion letter, dated as of the Fifth Amendment Effective Date and addressed to the Purchaser, to the effect that:

          (a) Each of the Company and Parent is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to enter into this Amendment and each other Amendment Document and to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

          (b) This Amendment and each of the other Amendment Documents (excluding the Fifth Amendment Warrant) has been duly authorized, executed and delivered by the Company or Parent, as the case may be, and, assuming the due authorization, execution and delivery by the Purchaser and Overhill Ventures, constitutes the legal, valid and binding obligation of the Company or Parent, as the case may be, enforceable against each of them in accordance with its terms (assuming that the internal laws of the State of California are identical to the internal laws of the State of Nevada);

          (c) The Fifth Amendment Warrant has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (assuming that the internal laws of the State of California are identical to the internal laws of the State of Nevada);

          (d) The shares of Common Stock issuable upon exercise of the Fifth Amendment Warrant (the "Fifth Amendment Warrant Shares") have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Fifth Amendment Warrant, will be validly issued, fully paid and nonassessable, free and clear of any liens, claims or encumbrances imposed under Nevada law;

          (e) The offer, issuance and sale of the Fifth Amendment Warrant as contemplated herein, and the Fifth Amendment Warrant Shares, are or will be, as the case may be, exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and any applicable Nevada or "blue sky" securities laws;

          (f) The execution, delivery and performance by the Company and Parent of this Amendment and the other Amendment Documents, the issuance and delivery of the Fifth Amendment Warrant by the Company and the consummation of the other transactions contemplated hereby and thereby do not and will not violate, conflict with or result in the breach of any of the provisions of, or constitute (with or without notice or lapse of time or both) a default under, or result in the imposition of any Lien upon any of the assets or properties of the Company, Parent or any of its Subsidiaries under, (y) the charter or bylaws of the Company, Parent or any of their Subsidiaries, as in effect on the date hereof, respectively, or (z) any Nevada law;

          (g) To its knowledge, except for the consents, authorizations and approvals that have already been obtained or made, no consent, authorization or approval of any Governmental Authority or other Person is or will be required in connection with the execution, delivery and performance of this Amendment or any other Amendment Document or the transactions contemplated hereby and thereby; and

          (h)  Such other matters as the Purchaser may reasonably request.

     7. Certain Anti-Dilution Adjustments. The Company represents and warrants to, and covenants with, the Purchaser that the number of shares of Capital Stock of the Company beneficially owned by the Purchaser on a Fully Diluted Basis (including after giving effect to the shares of Capital Stock of the Company reserved or to be reserved for issuance under any stock purchase or stock option plans or arrangements of the Company) immediately following the Spin-Off shall represent not less than 24.0% of the total number of shares of Capital Stock of the Company on a Fully Diluted Basis at such time. In the event that the number of shares of Capital Stock of the Company beneficially owned by the Purchaser on a Fully Diluted Basis immediately following the Spin-Off equals more than 24.0% of the total number of shares of Capital Stock of the Company on a Fully Diluted Basis immediately following the Spin-Off, the Purchaser shall, at the request of the Company, surrender to the Company a number of shares of Common Stock such that the number of shares of Capital Stock of the Company beneficially owned by the Purchaser immediately following the Spin-Off equals not less than 24.0% of the total number of shares of Capital Stock of the Company on a Fully Diluted Basis immediately following the Spin-Off. In the event that the number of shares of Capital Stock of the Company beneficially owned by the Purchaser on a Fully Diluted Basis immediately following the Spin-Off equals less than 24.0% of the total number of shares of Capital Stock of the Company on a Fully Diluted Basis immediately following the Spin-Off, the Company agrees to issue to the Purchaser, at no additional cost to the Purchaser, a number of additional shares of Common Stock such that, when added to the number of shares of Capital Stock of the Company beneficially owned by the Purchaser on a Fully Diluted Basis immediately following the Spin-Off, the Purchaser would own not less than 24.0% of the total number of shares of Capital Stock of the Company on a Fully Diluted Basis immediately following the Spin-Off. The provisions of this Section 7 shall supersede the provisions in Section 7 contained in the Third Amendment.

     8. Confirmation of Reimbursement Obligations. The Company hereby acknowledges and confirms its obligations, including those under Section 8.6 of the Securities Purchase Agreement and Section 15 of the Note, to reimburse the Purchaser for all out-of-pocket costs and expenses incurred in connection with, among other things, the negotiation, execution and delivery of this Amendment, the consummation of transactions contemplated hereby and certain other matters between the Company and the Purchaser occurring prior to the execution of the Fifth Amendment Effective Date.

     9. Confirmation; Full Force and Effect. Sections 1 and 2 of this Amendment shall amend the Securities Purchase Agreement effective on and as of Fifth Amendment Effective Date, and the Securities Purchase Agreement shall remain in full force and effect as amended thereby from and after the Fifth Amendment Effective Date in accordance with its terms. The Securities Purchase Agreement and the other Investment Documents, as amended hereby, as the case may be, are hereby ratified, approved and affirmed by the Company Parties in all respects.

     10. No Other Amendments. This Amendment is being delivered without prejudice to the rights, remedies or powers of the Purchaser under or in connection with the Securities Purchase Agreement, the other Investment Documents, Applicable Laws or otherwise and, except as set forth in Sections 1 and 2 above, the Second Amendment to Note and the Equity Repurchase Option Agreement, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Securities Purchase Agreement or any other Investment Document. In addition, nothing contained in this Amendment is intended to or shall be construed as a waiver of any breach, violation, Default or Events of Default, whether past, present or future, under the Securities Purchase Agreement or any other Investment Document, or a forbearance by the Purchaser of any of its rights, remedies or powers against the Company Parties (or any of them), or the Collateral, and the Purchaser hereby expressly reserves all of its rights, powers and remedies under or in connection with the Securities Purchase Agreement and the other Investment Documents, whether at law or in equity, including, without limitation, the right to declare all Obligations to Purchaser to be due and payable.

     11. Entire Agreement. This Amendment and the other Amendment Documents constitute the entire understanding and agreement with respect to the subject matter hereof, and supersede all prior oral and written, and all contemporaneous oral, agreements and understandings, including the letter agreement dated August 8, 2002, between the Company and the Purchaser.

     12. Counterparts. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     13. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

     14. Successors and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

     15. Further Assurances. The parties shall, at any time and from time to time, execute and deliver all such further instruments and other documents and take all such further actions as may be necessary or appropriate to carry out the provisions of this Amendment and the other Amendment Documents.

     16. WAIVER OF JURY TRIAL. EACH PARTY HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (A) THIS AMENDMENT, ANY OTHER AMENDMENT DOCUMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY OR RELATED THERETO, OR (B) ANY CONDUCT, ACT OR OMISSION OF THE PARTIES OR THEIR AFFILIATES (OR ANY OF THEM) WITH RESPECT TO THIS AMENDMENT, ANY OTHER AMENDMENT DOCUMENT, THE SECURITIES PURCHASE AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT, INCLUDING ANY PRESENT OR FUTURE

AMENDMENT THEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH ACTION, SUIT OR OTHER PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the first date written above.

                                 COMPANY

                                 OVERHILL FARMS, INC., a Nevada corporation


                                 By:_________________________________________
                                    James Rudis
                                    President and Chief Executive Officer


                                 By:_________________________________________
                                    Richard A. Horvath
                                    Vice President and Chief Financial Officer


                                 PARENT

                                 OVERHILL CORPORATION(formerly known as
                                 Polyphase Corporation), a Nevada corporation


                                 By:_________________________________________
                                    James Rudis
                                    President and Chief Executive Officer


                                 By:_________________________________________
                                    William Shatley
                                    Chief Financial Officer


                                 OVERHILL VENTURES

                                 OVERHILL L.C. VENTURES, INC., a
                                 California corporation


                                 By:_________________________________________
                                    James Rudis
                                    President and Chief Executive Officer


                                 By:_________________________________________
                                    Richard A. Horvath
                                    Chief Financial Officer

                            PURCHASER

                            LEVINE LEICHTMAN CAPITAL PARTNERS
                            II, L.P., a California limited partnership

                                By: LLCP California Equity Partners II, L.P., a
                                    California limited partnership, its General
                                    Partner

                                       By:  Levine Leichtman Capital Partners,
                                            Inc., a California corporation, its
                                            General Partner


                                          By:___________________________________
                                             Arthur E. Levine
                                             President

                  ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY

     The undersigned Guarantors hereby acknowledge that they have read the foregoing Fifth Amendment to Securities Purchase Agreement. The undersigned hereby consent to the Fifth Amendment to Securities Purchase Agreement, ratify and reaffirm the Guaranty as set forth in Section 9 of the Securities Purchase Agreement, as amended by the Fifth Amendment to Securities Purchase Agreement, and acknowledge that the same shall remain in full force and effect in accordance with it terms.

                                    GUARANTORS

                                    OVERHILL CORPORATION (formerly known as
                                    Polyphase Corporation), a Nevada corporation


                                    By:_________________________________________
                                           James Rudis
                                           President and Chief Executive Officer


                                    OVERHILL L.C. VENTURES, INC., a
                                    California corporation


                                    By:_________________________________________
                                           James Rudis
                                           President